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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 [FORM 8-K]

                               CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   October 28, 1996
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                   Century Pacific Tax Credit Housing Fund - I
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              (Exact Name of Registrant as specified in its charter)

         California                       N/A                  95-3938971
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(State or other jurisdiction       (Commission File #)     (IRS Employer ID #)
     of incorporation)

        1925 Century Park East, Suite 1760      Los Angeles, CA     90067
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    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (310) 208-1888
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                                     N/A
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             (Former Name or Address, if changed since last report)


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Item 4.    Changes in Registrant's Certifying Account

On October 28, 1996, the Registrant sent a letter to Reznick, Fedder & Silverman, its former independent auditors, informing the firm that they were being dismissed. During the fiscal year ended March 31, 1996, and subsequent interim period to the date hereof, there were no disagreements between Century Pacific Tax Credit Housing Fund - I (Fund I) and Reznick, Fedder & Silverman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Reznick, Fedder & Silverman, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

       The decision to change accountants was approved by Fund I's Management.

       On October 28, 1996, the Registrant appointed the firm of Rubin, Brown, Gornstein & Co. to serve as its independent auditors for its fiscal year ended March 31, 1997, and such appointment has been accepted by Rubin, Brown, Gornstein & Co.

       Reznick, Fedder & Silverman's report on Fund I's financial statements for the years ended March 31, 1996 and 1995 contained a modification as to uncertainty of Fund I to continue as a going concern. Reznick, Fedder & Silverman's report on the above mentioned financial statements contained no adverse opinions or disclaimer of opinions, and was not qualified as to uncertainty, audit scope or accounting principles, other than those previously discussed.

       The decision to change accountants was approved by Fund I's Board of Directors, and Rubin, Brown, Gornstein & Co. will be performing the audit of financial statements for the year ended March 31, 1997.

       There have been no "reportable events," as defined in Item 304 of Regulation S-K with respect to Fund I within the fiscal year ended March 31, 1996, with Reznick, Fedder & Silverman.

       Also during the fiscal year ended March 31, 1996, and the subsequent interim period to the date hereof, Fund I did not consult Rubin, Brown, Gornstein & Co. regarding any of the matters or events set forth in Item 304(a)(2)(I) and (ii) or Regulation S-K.

       In accordance with Item 304(a)(3), the former accountants have been provided a copy of the disclosures the Registrant is making in response to this Item and their response is attached hereto as an Exhibit.


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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Century Pacific Tax Credit Housing Fund-I
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                                    (Registrant)

Date:  October 28, 1996
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                                    /s/ Irwin Jay Deutch
                                By: -----------------------------------------
                                    Irwin Jay Deutch
                                    President
                                    Century Pacific Capital I Corp.
                                    (General Partner)